EXHIBIT 4.3


                           Form of Subscription Certificate



    THE RIGHTS EXPIRE AT 5:00 P.M.          ONE RIGHT AND THE SUBSCRIPTION
    EASTERN DAYLIGHT TIME ON _______,      PRICE SHOWN HEREON ARE REQUIRED
    1993 UNLESS SUCH DATE IS EXTENDED       TO SUBSCRIBE FOR EACH SHARE OF
    AS PROVIDED IN THE PROSPECTUS                             COMMON STOCK

                                                  Rights Represented by
    Certificate Number:_____________              Cerficate: ____________

                              LANDSING PACIFIC FUND, INC.
                        Subscription Certificate For Shares of
                                     Common Stock

    THIS CERTIFIES THAT






    the Registered Owner of this Certificate named above is entitled to the number of Rights shown hereon to subscribe for shares of Common Stock, par value $.001 per share, of Landsing Pacific Fund, Inc. at $________ per share upon the terms and conditions specified in the Prospectus dated __________________, 1993. Terms capitalized in this certificate have the same meanings as in the Prospectus. The Rights represented by this Subscription Certificate, in whole or in part, may be exercised by completing Form 1; may be transferred or exercised or sold through a bank or broker, by duly completing Form 2; and may be sold through the Subscription Agent by duly completing Form 3.

      This certificate is not valid unless
    countersigned and registered by the Subscription Agent.

          IN WITNESS WHEREOF, the Fund has caused this Certificate to be signed by its duly authorized officers and its seal to be hereunto affixed.


    LANDSING PACIFIC FUND, INC.             Countersigned and
                                            Registered:

          [facsimile signature]             REGISTRAR AND TRANSFER
                                            COMPANY

    By:  Martin I. Zankel,                  By: __________________
        Chief Executive Officer                Authorized Signature

          [facsimile signature]
                                            Dated: ______________ , 1993
    By:  Dean Banks, Secretary


                                      THIS CERTIFICATE MAY BE TRANSFERRED
                                      OR EXERCISED AT THE OFFICE OF
                                      REGISTRAR AND TRANSFER COMPANY, 10
                                      COMMERCE DRIVE, CRANFORD, N.J.
                                      07016, SUBJECT TO THE TERMS AND
                                      CONDITIONS OF THE PROSPECTUS
                                      REFERRED TO ABOVE.

                           Form of Subscription Certificate



  INSTRUCTIONS FOR THE USE OF THESE FORMS ARE ATTACHED TO THE LETTER ACCOMPANYING THIS CERTIFICATE

  FORM 1

  DO NOT USE THIS FORM IF YOU ARE A PARTICIPANT IN THE
  DIVIDEND REINVESTMENT PLAN. SUCH PARTICIPANTS MUST USE FORM 2.
  PLEASE SEE PAGE 6 OF THE INSTRUCTIONS.

            Payment Method 1                        Payment Method 2

    FORM 1A.1 - SUBSCRIPTION - I           THIS PAYMENT METHOD MAY BE USED ONLY
  irrevocably subscribe for the           IF A PROPERLY COMPLETED AND DULY
  following Shares of Common Stock par    EXECUTED LETTER OF GUARANTY INCLUDED
  value $.001 per share, of Landsing      WITH THE INSTRUCTIONS FOR COMPLETING
  Pacific Fund, Inc. upon the terms       THE SUBSCRIPTION CERTIFICATE FROM A
  specified in the Prospectus (receipt    MEMBER OF A REGISTERED NATIONAL
  of which is hereby acknowledged.)       SECURITIES EXCHANGE, NASD MEMBER OR
                                          A BANK OR TRUST COMPANY WITH AN
  No. of                Subscription      OFFICE OR CORRESPONDENT IN THE U.S.
  Shares     Price     Price Payment      IS RECEIVED BY THE SUBSCRIPTION
  ___ x $___ per share = $_________       AGENT BY 5:00 P.M. EASTERN DAYLIGHT
                                          TIME ON THE EXPIRATION DATE.

  ___________________________________
                                           FORM 1A.2 - SUBSCRIPTION - I
                                          irrevocably subscribe for the
                                          following shares of Common Stock,
                                          par value $.001 per share, of
    FORM 1B - OVERSUBSCRIPTION - I         Landsing Pacific Fund, Inc. upon the
  certify that all Rights held            terms specified in the Prospectus
  beneficially by me have been            (receipt of which is hereby
  exercised, and I subscribe              acknowledged.) I acknowledge that
  for the following unsubscribed          full payment of the Subscription
  Shares of Common Stock of Land-         Price for the Shares purchased
  sing Pacific Fund, Inc. upon            pursuant to this Subscription must
  the terms specified in the              be received by Registrar and
  Prospectus.  I acknowledge that full    Transfer Company by 5:00 p.m.,
  payment of the Subscription Price       Eastern Daylight Time, on the tenth
  for the Shares purchased pursuant to    business day following the
  this Oversubscription must be           Confirmation Date.
  received by Registrar and Transfer
  Company by 5:00 p.m., Eastern           No. of                Subscription
  Daylight Time on the tenth business     Shares: _____ x $____ Price
  day following the Confirmation Date.                          per share


  No. of             Subscription
  Shares:  ______ x $______ Price         FORM 1B.2 - OVERSUBSCRIPTION - I
                        per share         certify that all Rights held
                                          beneficially by me have been
                                          exercised, and I irrevocably
  FORM 1C.1 - PAYMENT                      subscribe for the following
                                          unsubscribed shares of Common Stock
  Check one:                              the terms specified in the
 / / Payment Enclosed:  Total of           Prospectus.  I acknowledge that full
    $_________________ payable to         payment of the Subscription Price
    "Registrar and Transfer Company,      for the Shares purchased pursuant to
    as Agent for Landsing Pacific         this Oversubscription must be
    Fund, Inc."                           received by Registrar and Transfer
                                          Company by 5:00 p.m., Eastern
  / / Payment by Wire Transfer of Funds: Daylight Time on the tenth business tenth business
    Total of $___________ sent as set     day following the Confirmation Date.
    forth in the Instructions


                                          No. of                 Subscription
                                          Shares:  ______ x $______ Price
                                          per share

     Form 2 - (A) TO TRANSFER SOME OR ALL OF YOUR RIGHTS, OR (B) TO
     EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value received, _______________ Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and Taxpayer Identification or Social Security Number of transferee in full):

     Name: ____________________________________________________________
     Address: _________________________________________________________
     __________________________________________________________________
     __________________________________________________________________
            (Taxpayer Identification or Social Security Number)

    FORM 3 - CHECK HERE TO SELL SOME OR ALL OF YOUR UNEXERCISED RIGHTS THROUGH THE SUBSCRIPTION AGENT AND COMPLETE THE FOLLOWING: The undersigned hereby authorizes the Subscription Agent to sell ________ Rights represented by this Subscription Certificate but not exercised hereby and to deliver to the undersigned a check for the proceeds from the sale thereof, less any applicable brokerage commissions, taxes, fees for the Subscription Agent or other direct expenses of sale. A fee of [$2.50] per account will be charged by the Subscription Agent for effecting such sale and will be deducted from the proceeds thereof. The Subscription Agent's obligation to execute orders is subject to its ability to find buyers for the Rights.

    FORM 4 -SPECIAL ISSUANCE, PAYMENT OR DELIVERY INSTRUCTIONS: Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver any check, Subscription Certificate and certificates for Common Stock to the undersigned at the address appearing on the face of this Subscription Certificate.

    Name and/or address for issuance and/or delivery of any Common Stock, new Subscription Certificate or cash payment:

    Name: ____________________________________________________________
    Address: _________________________________________________________
    __________________________________________________________________
    __________________________________________________________________
           (Taxpayer Identification or Social Security Number)






                                          IMPORTANT:
                                   RIGHTS HOLDERS SIGN HERE

  _________________________________________________________________
  _________________________________________________________________
                      (Signature(s) of registered holder(s))

                     Dated: ________________________, 1993

  (Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by broker(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions).

  Name(s)
  __________________________________________________________________
  __________________________________________________________________
                         (Please Print)

  Capacity (Full Title)
  __________________________________________________________________
  Address
  _________________________________________________________________
                               (Including Zip Code)
  Area Code and
  Telephone Number
  _________________________________________________________________
                (Home)                                  (Business)

  Taxpayer Identification or
  Social Security Number
  _________________________________________________________________


                            GUARANTEE OF SIGNATURES
                             Note: See Instructions

                        Affix Medallion Guarantee here.